                                                                Exhibit 10.11


                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION is made and entered into effective as of the 2nd day of June, 1998, by and among NETGATEWAY, a Nevada corporation ("NetGateway"), INFOBAHN TECHNOLOGIES, LLC, a California limited liability company d/b/a Digital Genesis ("Digital Genesis"), VIDEO CALLING CARD, INC., a Nevada corporation ("Video"), the NETGATEWAY SHAREHOLDERS and the VIDEO MAJORITY SHAREHOLDER. Certain capitalized terms herein shall have the meanings given to such terms in Article I.

                                    Recitals

      This Agreement provides for the acquisition by Video of all of the issued and outstanding capital stock of NetGateway and all of the assets of Digital Genesis in exchange for common voting stock of Video. All transactions set forth herein are intended to qualify as a tax-free transaction pursuant to Section 351(a) of the Internal Revenue Code of 1986, as amended. This Agreement has been adopted and approved by the respective boards of directors of NetGateway and Video and by the members of Digital Genesis.

                                    Agreement

      NOW, THEREFORE, based upon the recitals above and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

For purposes of this Agreement:

Adverse Consequences    means all actions, suits, proceedings, hearings,
                        investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

Affiliate               has the meaning set forth in Rule 12b-2 of the
                        regulations promulgated under the Securities Exchange
                        Act.

Agreement               means this Agreement and Plan of Reorganization dated
                        effective June 2, 1998.

Business Party means any one or more of NetGateway, Digital Genesis or Video, as the context indicates.

Closing means the consummation of the transactions contemplated hereby, which shall occur on June 2, 1998, or at such other time and date as the parties may designate, but in no event later than two business days after all of the conditions set forth in Articles X and XI.

Code                    means the Internal Revenue Code of 1986, as amended.

Digital Genesis         is Infobahn Technologies, LLC, a California limited
                        liability company d/b/a/ Digital Genesis, and a Party to this Agreement.

Digital Genesis         means the disclosure schedule prepared by Digital
Disclosure Schedule     Genesis in accordance with the requirements of Section
                        12.11.

Digital Genesis Assets  means all of the assets of Digital Genesis as of the date hereof, including without limitation the assets set forth on Schedule A attached hereto and made a part of this Agreement by this reference.

Exchanged Video Shares  means the common stock, par value $0.001, of Video to be issued to the NetGateway Shareholders, and to Digital Genesis.

Indemnified Party       has the meaning set forth in Section 8.05.

Indemnifying Party      has the meaning set forth in Section 8.05.

Indemnification Notice  has the meaning set forth in Section 8.05.

GAAP means generally accepted accounting principles in the United States as in effect on the date hereof.

Knowledge               means actual knowledge after reasonable investigation.

Material means, when used as an adjective in conjunction with an event, condition, circumstance, effect, or other item, that there is a substantial likelihood that a reasonable person would attach importance to the event, condition, circumstance, effect, or item in evaluating the Party to which it relates and the transactions herein contemplated.

NetGateway              is NetGateway, a Nevada corporation and a Party to this
                        Agreement.

NetGateway Disclosure
Schedule means the disclosure schedule prepared by NetGateway in accordance with the requirements of Section 12.11.

NetGateway              means Keith D. Freadhoff, Donald M. Corliss, Jr., Robert
Shareholders            D. Geringer, Anna T. Brannon, T. Jason Mayo, Robert C.
                        Frojen, Eric DeCastro, Mark Gallegly, Eric Richardson,
                        Steps, Inc. David Basset-Parkins, Vision Holdings (a
                        Cayman corporation), Mike Khalad, and Hahn Ngo.

NetGateway Shares       means all of the issued and outstanding capital stock of
                        NetGateway.

Ordinary Course of      means the ordinary course of business consistent with
Business                past custom and practice (including with respect to
                        quantity and frequency).

Party or Parties        means any one or more of NetGateway, Digital Genesis,
Search                  Video and the NetGateway Shareholders, as the context
                        indicates.

Person means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

Reorganization          means the transactions contemplated by this Agreement
                        taken as a whole.

Retained Liabilities    shall have the meaning set forth in Section 7.02.

SEC                     means the Securities and Exchange Commission.

Securities Act          means the Securities Act of 1933, as amended.

Securities Exchange     means the Securities Exchange Act of 1934, as amended.
Act

Security Interest       means  any  mortgage,   pledge,   lien,   encumbrance,
                        charge, or other security interest, other than: (a) mechanic's, materialmen's, and similar liens; (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings; (c) purchase money liens and liens securing rental payments under capital lease arrangements; and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

Stockholder Approval    means the required affirmative vote of the holders of
                        capital stock of a corporation or members of a limited liability company to approve the Reorganization or any other matter contemplated by this Agreement which requires approval of the stockholders of the applicable corporation or members of the applicable limited liability company.

Subsidiary or           means any corporation with respect to which a specified
Subsidiaries            Person (or a Subsidiary thereof) owns a majority of the
                        common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

Tax or Taxes            means any federal, state, local, or foreign income,
                        gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

Third Party Claim       has the meaning set forth in Section 8.05.

Tax Return              means any return, declaration, report, claim for refund,
                        or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

Video Shares            means common stock of Video, $0.001 par value per share.

Video Majority          means Steve Utley.
Shareholder

Video Disclosure        means the disclosure schedule prepared by Video in
Schedule                accordance with the requirements of Section 12.11.

                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF VIDEO

      As an inducement to, and to obtain the reliance of, NetGateway, Digital Genesis and the NetGateway Shareholders, Video and the Video Majority Shareholder, jointly and severally, represent and warrant to NetGateway, Digital Genesis and the NetGateway Shareholders as follows:

      Section 2.01 Organization. Video is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada. Video has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except in such jurisdictions, if any, where the failure to be so qualified would not, either individually or in the aggregate, have a material adverse effect on the business, properties, or assets of Video.

      Section 2.02 Articles of Incorporation and Bylaws; Records. Video has delivered or otherwise made available to the other Parties accurate and complete copies of: (a) Video's articles of incorporation and bylaws as currently in effect, including all amendments thereto; (b) the stock records of Video and (c) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the shareholders of Video, the Board of Directors of Video and all committees of the Board of Directors of Video. Video is not in violation of any of the provisions of its articles of incorporation or bylaws The books of account, stock records, minute books and other records of Video are accurate and complete in all material respects, and have been maintained in accordance with prudent business practices.

      Section 2.03 Non-contravention. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not: (a) violate any provision of the articles of incorporation, charter, or bylaws of Video; (b) result in the breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, cancel, or require any notice under, any material agreement, contract, lease, license, instrument, or other arrangement to which Video is a party or by which it is bound or to which any of its assets is subject; or, (c) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Video is subject.

      Section 2.04 Authorization of Transaction. Video has full power and authority, and has taken all action required by law, its articles of incorporation and bylaws, and otherwise to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of Video has duly authorized the execution, delivery, and performance of this Agreement by Video. This Agreement represents the valid and binding obligation of Video enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

      Section 2.05 Subsidiaries. Video has no Subsidiaries.

      Section 2.06 Capitalization. The authorized capitalization of Video consists of 25,000,000 shares of common stock, $0.001 par value per share, of which 900,000 shares are currently issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any Person. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Video. There are no existing options, warrants, calls, convertible securities, or commitments of any character relating to the authorized and unissued Video common stock. All outstanding shares of Video's capital stock have been issued in compliance with applicable federal and state securities laws and other applicable laws and all requirements set forth in any contract to which Video is or was a party. Except as contemplated in Section 7.01, Video has never repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities.

      Section 2.07 Financial Statements.

            (a) Video has delivered to the other Parties hereto the audited financial statements of Video as of December 31, 1995, 1996 and 1997.

            (b) All such financial statements present fairly the financial position of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the periods covered thereby, and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered, present fairly as of their respective dates the financial condition of Video and the results of operations of Video, are correct and complete, and are consistent with the books and records of Video (which books and records are correct and complete).

            (c) Video did not have as of the date of its most recent balance sheet any liabilities or obligations (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and due or to become due), including any liability for Taxes, except for (i) liabilities set forth on the most recent balance sheet of Video, (ii) expenses incurred in connection with the transactions contemplated by this Agreement, and (iii) liabilities disclosed in this Agreement.

      Section 2.08 Absence of Certain Changes or Events. Except as described herein or in the Video Disclosure Schedule, since December 31, 1997:

            (a) There has not been any material adverse change in the financial condition of Video.

            (b) Video has not (i) amended its articles of incorporation, charter, or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders, or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering its business; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transaction;
      (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any Person; or (vii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, Affiliates, or employees.

            (c) Video has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; or (ii) issued, authorized, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

            (d) Video has not declared, accrued, set aside or paid any dividend or made any other distribution in respect to any shares of capital stock and has not repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities

            (e) Video has not effected or been a party to any acquisition transaction, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

            (f) Video has not incurred or guaranteed any indebtedness for borrowed money in excess of $10,000 individually or in the aggregate;

            (g) Video has not changed any of its methods of accounting or accounting practices in any respect;

            (h) Video has not entered into any material transaction or taken any other material action; and

            (i) Video has not agreed or committed to take any of the actions referred to in clauses "(a)" through "(i)" above.

      Section 2.09 Tax Matters.

            (a) Video has filed, or will have filed prior to the Closing, all Tax Returns that it was required to file as of the date of Closing. All such Tax Returns were correct and complete in all respects. All Taxes owed by Video (whether or not shown on any Tax Return) have been paid. Video is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where Video does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of Video that arose in connection with any failure (or alleged failure) to pay any Tax.

            (b) Video has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person.

            (c) No Video director or officer (or employee responsible for Tax matters) of Video reasonably expects any authority to assess against Video any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax liability of Video either
      (i) claimed or raised by an authority in writing or, (ii) as to which any of the directors and officers (and employees responsible for Tax matters) of Video has knowledge based upon personal contact with any agent of such authority. The Video Disclosure Schedule includes a list of all federal, state, local, and foreign income Tax Returns filed with respect to Video for taxable periods ended on or after December 31, 1997, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. Video has delivered to the other Parties hereto correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by Video since December 31, 1997.

            (d) Video has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

            (e) The unpaid Taxes of Video (i) did not, as of the most recent balance sheet of Video, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of said balance sheet, and (ii) do not exceed that reserve as adjusted for the passage of time through the date of Closing in accordance with the past custom and practice of Video in filing its Tax Returns.

      Section 2.10 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of Video, threatened by or against it or affecting its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Video has no knowledge of any material default on its part with respect to any judgment, order, writ, injunction, decree, award, or ruling of any court, arbitrator, or governmental agency or instrumentality.

      Section 2.11 Contracts.

            (a) Except as included or described in the Video Disclosure Schedule, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Video is a party or by which its properties are bound.

            (b) Except as included or described in the Video Disclosure Schedule or reflected in the most recent Video balance sheet, Video is not a party to any oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit, or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation; (v) consulting or other similar contracts; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director; or (viii) contract, agreement, or other commitment involving payments by it of more than $1,000 in the aggregate.

      Section 2.12 Material Contract Defaults. Video is not in default in any respect under the terms of any outstanding contract, agreement, lease, or other commitment, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

      Section 2.13 Governmental Authorizations. Video has all licenses, franchises, permits, and other governmental authorizations, whether state or federal that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with the Securities Act and the Securities Exchange Act, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Video of this Agreement and the consummation by Video of the transactions contemplated hereby.

      Section 2.14 Continuity of Business Enterprise. It is the present intention of Video to continue at least one significant historic business of NetGateway and Digital Genesis or to use at least a significant portion of its respective historic business assets in a business within the meaning of Treasury Regulation Section 1.368-1(d).

      Section 2.15 Compliance With Laws and Regulations. Video has complied with all applicable statutes and regulations of any country, state, provincial, municipal, or local governmental entity or agency thereof, including the Securities Act and the Securities Exchange Act, except to the extent that noncompliance would not materially and adversely affect its business, operations, properties, assets, or business condition, and except to the extent non-compliance would not result in any material liability.

      Section 2.16 Information. The information concerning Video set forth in this Agreement and in the Video Disclosure Schedule is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they are made, not misleading.

      Section 2.17 Title to Assets. Video owns, and has good and valid title to, all assets purported to be owned by it, including all of the assets reflected in the financial statements and all other assets reflected in Video's books and records as being owned by Video. All of said assets are owned by Video free and clear of any liens or other encumbrances.

      Section 2.18 No Undisclosed Liabilities. Except as set forth in the financial statements, Video has no accrued, contingent or other liabilities of any nature, either matured or unmatured.

      Section 2.19 Employee and Labor Matters; Benefit Plans.

            (a) Video has no employees and is not a party to any collective bargaining contract or other contract with a labor union involving any of its employees.

            (b) Video does not maintain, sponsor or contribute to, and, has not at any time in the past maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of ERISA, whether or not excluded from coverage under specific Titles or Merger Subtitles of ERISA) for the benefit of employees or former employees of Video.

            (c) Video does not maintain, sponsor or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA, whether or not excluded from coverage under specific Titles or Merger Subtitles of ERISA) for the benefit of employees or former employees of Video

      Section 2.20 Insurance. The business and properties of Video are insured for the benefit of Video in commercially reasonable amounts against risks usually insured against by persons operating businesses similar to those of Video in the localities where such properties are located. All such policies have been delivered by Video to the other Parties.

      Section 2.21 Nevada Merger Statues. The consummation of the transaction contemplated hereby shall not subject Video or any other party hereto to Nevada Revised Statutes Sections 78-378 - 78-3793 (acquisition of Controlling Interest), or Nevada Revised Statues Sections 78-411 - 78-444 (interested Stockholder Combinations).

      Section 2.22 No Registration. Based on the information provided, the consummation of the transactions contemplated hereby do not require registration under and are in full compliance with the Securities Act and the Securities Exchange Act; provided, however, that the Video Majority Shareholder shall not be deemed to have made the representation and warranty set forth in this Section 2.22.

      Section 2.23. No Adverse Knowledge. Video is not aware of any reason that this transaction will not qualify under Section 351 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE III
                        REPRESENTATIONS AND WARRANTIES OF
                                   NETGATEWAY

      As an inducement to, and to obtain the reliance of Video, NetGateway represents and warrants to Video as follows:

      Section 3.01 Organization. NetGateway is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada. NetGateway has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except in such jurisdictions, if any, where the failure to be so qualified would not, either individually or in the aggregate, have a material adverse effect on the business, properties, or assets of NetGateway. NetGateway has previously delivered complete and correct copies of the articles of incorporation, as amended, and bylaws of NetGateway.

      Section 3.02 Non-contravention. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not: (a) violate any provision of the articles of incorporation, charter, or bylaws of NetGateway;
(b) result in the breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, cancel, or require any notice under, any material agreement, contract, lease, license, instrument, or other arrangement to which NetGateway is a party or by which it is bound or to which any of its assets is subject; or, (c) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which NetGateway is subject.

      Section 3.03 Authorization of Transaction. NetGateway has full power and authority, and has taken all action required by law, its articles of incorporation and bylaws, and otherwise to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the Board of Directors of NetGateway has duly authorized the execution, delivery, and performance of this Agreement by NetGateway. This Agreement represents the valid and binding obligation of NetGateway enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

      Section 3.04 Subsidiaries. NetGateway has no Subsidiaries.

      Section 3.05 Capitalization. The authorized capitalization of NetGateway consists of 1,000,000 shares of stock, no par value, of which 590,000 shares are currently issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any Person. Except as set forth in the NetGateway Disclosure Schedule, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued NetGateway stock.

      Section 3.06 Title. Each of the NetGateway Shareholders has full right and title to the number of the NetGateway Shares set forth opposite his or her name in Part 3.06 of the NetGateway Disclosure Schedule; such NetGateway Shares constitute all of the NetGateway Shares which are owned, directly or indirectly, by the NetGateway Shareholders; and at the time of transfer thereof to Video, all of NetGateway Shares to be transferred by the NetGateway Shareholders will be free of all liens, claims or encumbrances of any kind.

      Section 3.07 Compliance With Laws and Regulations. NetGateway has complied with all applicable statutes and regulations of any country, state, provincial, municipal, or local governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect its business, operations, properties, assets, or business condition, and except to the extent non-compliance would not result in any material liability.

      Section 3.08 Insurance. All the insurable properties of NetGateway are or will be insured in accordance with industry standards against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility.

      Section 3.09 Articles of Incorporation and Bylaws; Records. NetGateway has delivered or otherwise made available to the other Parties accurate and complete copies of: (a) NetGateway's articles of incorporation and bylaws as currently in effect, including all amendments thereto; (b) the stock records of NetGateway and (c) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the shareholders of NetGateway, the Board of Directors of NetGateway and all committees of the Board of Directors of NetGateway. NetGateway is not in violation of any of the provisions of its articles of incorporation or bylaws The books of account, stock records, minute books and other records of NetGateway are accurate and complete in all material respects, and have been maintained in accordance with prudent business practices.

      Section 3.10 Absence of Certain Changes or Events. Except as described herein or in the NetGateway Schedules:

            (a) There has not been (i) any material adverse change in the business, operations, properties, assets, or condition of NetGateway; or
      (ii) any damage, destruction, or loss to

      NetGateway (whether or not covered by insurance) materially and adversely affecting its business, operations, properties, assets, or financial condition.

            (b) NetGateway has not (i) amended its articles of incorporation, charter, or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders, or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering its business; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transaction;
      (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any Person; or (vii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, Affiliates, or employees, except in the Ordinary Course of Business.

            (c) NetGateway has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent), except liabilities incurred in the Ordinary Course of Business; (iii) paid any material obligation or liability (absolute or contingent), and current liabilities incurred since that date in the Ordinary Course of Business; (iv) except in the Ordinary Course of Business, sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate, have a value of less than $10,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which, in the aggregate, are of a value of less than $10,000); or (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering its business.

            (d) To the knowledge of NetGateway, has not become subject to any law or regulation which materially and adversely effects, or in the future may adversely effect its business as conducted on the date hereof.

      Section 3.11 Title and Related Matters. NetGateway has good and marketable title to all of its properties, interests in properties, and assets, real and personal, (except properties, interests in properties, and assets sold or otherwise disposed of in the Ordinary Course of Business or as provided in this Agreement or the NetGateway Schedules), free and clear of all Security Interests, except as disclosed in the NetGateway Schedules. Except as set forth in the NetGateway Schedules, NetGateway owns free and clear of any Security Interests any and all trademarks, service marks, trade names, copyrights, procedures, techniques, marketing plans, business plans, methods of management, intellectual property, and other information utilized in connection with its business and necessary to conduct its business in an efficient manner. Except as set forth in the NetGateway Schedules, no Person has any right to, and NetGateway has not received any notice of, infringement of, or conflict with, asserted rights of others with respect to any marketing rights, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, copyrights, or intellectual property, which, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse effect on its business, operations, financial condition, income, or business, or any material portion of its properties, assets, or rights.

      Section 3.12 Tax Matters.

            (a) NetGateway has filed, or will have filed prior to the Closing, all Tax Returns that it was required to file as of the date of Closing. All such Tax Returns were correct and complete in all material respects. All Taxes owed by any of NetGateway (whether or not shown on any Tax Return) have been paid. NetGateway is not currently the beneficiary of any extension of time within which to file any Tax Return, except as disclosed in the NetGateway Schedules. No claim has ever been made by an authority in a jurisdiction where NetGateway does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of NetGateway that arose in connection with any failure (or alleged failure) to pay any Tax.

            (b) NetGateway has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person.

            (c) No NetGateway director or officer (or employee responsible for Tax matters) of NetGateway reasonably expects any authority to assess against NetGateway any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax liability of NetGateway either (i) claimed or raised by an authority in writing or, (ii) as to which any of the NetGateway directors and officers (and employees responsible for Tax matters) of NetGateway has knowledge based upon personal contact with any agent of such authority.

            (d) NetGateway has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

      Section 3.13 Litigation and Proceedings. Except as set forth in the NetGateway Schedules, there are no actions, suits, proceedings, or investigations pending or, to the Knowledge of NetGateway, threatened by or against NetGateway or affecting its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. To the Knowledge of NetGateway, there is no material default on the part of NetGateway with respect to any judgment, order, writ, injunction, decree, award, or ruling of any court, arbitrator, or governmental agency or instrumentality.

      Section 3.14 Contracts.

            (a) Except as included or described herein or in the NetGateway Schedules or contracts incurred in the Ordinary Course of Business, there are no material contracts, agreements, franchises, license agreements, or other commitments to which NetGateway is a party or by which its properties are bound.

            (b) All contracts, agreements, franchises, license agreements, and other commitments to which NetGateway is a party or by which its properties are bound and which are material to its operations are, to the knowledge of NetGateway, valid and enforceable by NetGateway in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

            (c) Except as included or described in the NetGateway Schedules, NetGateway is not a party to any oral or written: (i) contract for the employment of any officer or employee which is not terminable on 30 days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which it is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate, do not exceed $10,000; (v) consulting or other similar contracts with an unexpired term of more than one year or providing for payments in excess of $5,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director; or (viii) contract, agreement, or other commitment involving payments by it of more than $5,000 in the aggregate.

      Section 3.15 Material Contract Defaults. Except as disclosed in the NetGateway Schedules, to its knowledge, NetGateway is not in default in any material respect under the terms of any outstanding contract, agreement, Lease, or other commitment which is material to its business, operations, properties, assets, or business condition, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, Lease, or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

      Section 3.16 Governmental Authorizations. Except as set forth in the NetGateway Schedules, NetGateway has all licenses, franchises, permits, and other governmental authorizations, whether state or federal that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with the Securities Act and the Corporation Act, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by NetGateway of this Agreement and the consummation by NetGateway of the transactions contemplated hereby.

      Section 3.17 Information. The information concerning NetGateway set forth in this Agreement and in the NetGateway Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they are made, not misleading.

      Section 3.18 Assets and Liabilities. Notwithstanding the foregoing, as of the date hereof, NetGateway does not own any significant assets or have any significant liabilities, except as set forth in the NetGateway Schedules or as otherwise disclosed in writing by NetGateway.

                                   ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF NETGATEWAY SHAREHOLDERS

      Section 4.01 Representations and Warranties of NetGateway Shareholders.
Each

NetGateway Shareholder with respect to himself only represents and warrants that he has full right and title to the number of the NetGateway Shares set forth opposite his name on Part 3.06 of the NetGateway Disclosure Schedule and at the time of transfer thereof to Video, all of such NetGateway Shares will be free of all security interests.

                                    ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF DIGITAL GENESIS

      As an inducement to, and to obtain the reliance of Video and NetGateway, Digital Genesis represents and warrants to Video and NetGateway as follows:

      Section 5.01 Organization. Digital Genesis is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of California. Digital Genesis has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except in such jurisdictions, if any, where the failure to be so qualified would not, either individually or in the aggregate, have a material adverse effect on the business, properties, or assets of Digital Genesis. Digital Genesis has previously provided complete and correct copies of its articles of organization, as amended, and the Operating Agreement of Digital Genesis as in effect on the date hereof.

      Section 5.02 Non-contravention. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not: (a) violate any provision of the articles of organization, charter, or the operating agreement of Digital Genesis; result in the breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, cancel, or require any notice under; (b) any material agreement, contract, lease, license, instrument, or other arrangement to which Digital Genesis is a party or by which it is bound or to which any of its assets is subject; or, (c) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Digital Genesis is subject.

      Section 5.03 Authorization of Transaction. Digital Genesis has full power and authority, and has taken all action required by law, its articles of organization and operating agreement, and otherwise to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the members of Digital Genesis have duly authorized the execution, delivery, and performance of this Agreement by Digital Genesis. This Agreement represents the valid and binding obligation of Digital Genesis enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

      Section 5.04 Subsidiaries. Digital Genesis has no Subsidiaries.

      Section 5.05 Title. Digital Genesis has full right and title to the Digital Genesis Assets, and at the time of transfer thereof to Video, all of the Digital Genesis Assets will be free of all Security Interests except as reflected in Part 5.05 of the Digital Genesis Disclosure Schedule, and will be fully transferable to Video.

      Section 5.06 Financial Statements.

            (a) Digital Genesis has provided to the other Parties unaudited financial statements of Digital Genesis for the twelve-month period ended April 30, 1998.

            (b) All such financial statements have been kept on an accrual basis in accordance with GAAP, on a consistent basis throughout the periods covered, present fairly as of their respective dates the financial condition of Digital Genesis and its results of operations, and are consistent with the books and records of Digital Genesis.

            (c) Digital Genesis did not have as of the date of its most recent balance sheet any material liabilities or obligations (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and due or to become due), including any liability for Taxes, except for (i) liabilities set forth on its most recent balance sheet, and (ii) liabilities disclosed in this Agreement.

            (d) All accounts receivable of Digital Genesis are reflected properly on its books and records and, to the knowledge of Digital Genesis, are valid receivables subject to no material setoffs or counterclaims, are current and collectible, and will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts, if any, set forth on the balance sheet of Digital Genesis at April 30, 1998, as adjusted for the passage of time through the date of this Agreement in accordance with the past custom and practice of Digital Genesis.

      Section 5.07 Absence of Certain Changes or Events. Except as described herein, since April 30, 1998, the date of the most recent balance sheet of Digital Genesis:

            (a) There has not been (i) any material adverse change in the business, operations, properties, assets, or condition of Digital Genesis; or (ii) any damage, destruction, or loss to Digital Genesis (whether or not covered by insurance) materially and adversely affecting its business, operations, properties, assets, or financial condition.

            (b) Digital Genesis has not (i) amended its articles of organization, charter, or operating agreement; (ii) declared or made, or agreed to declare or make, any payment or distributions of any assets of any kind whatsoever to members, or purchased or redeemed, or agreed to purchase or redeem, any membership interest; (iii) waived any rights of value which in the aggregate are extraordinary or material considering its business; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transaction;
      (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any Person; or (vii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, members, managers, Affiliates, or employees.

            (c) Digital Genesis has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent), except liabilities incurred in the Ordinary Course of Business; (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the April 30, 1998 balance sheet of Digital Genesis, and current liabilities incurred since that date in the Ordinary Course of Business; (iii) except in the ordinary course of business, sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate, have a value of less than $5,000), or canceled, or agreed to cancel, any debts or claims in excess of reserves reflected on its balance sheet at April 30, 1998 (except debts or claims which, in the aggregate, are of a value of less than $5,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering its business.

            (d) To the knowledge of Digital Genesis, has not become subject to any law or regulation which materially and adversely effects, or in the future may adversely effect its business as conducted on the date hereof.

      Section 5.08 Title and Related Matters. Digital Genesis has good and marketable title to all of its properties, interests in properties, and assets, real and personal, which are reflected in its April 30, 1998 balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the Ordinary Course of Business or as provided in this Agreement or the Digital Genesis Schedules), free and clear of all Security Interests, except as disclosed in the Digital Genesis Schedules. Except as set forth in Part 5.08 of the Digital Genesis Disclosure Schedule, Digital Genesis owns free and clear of any Security Interests any and all trademarks, service marks, trade names, copyrights, procedures, techniques, marketing plans, business plans, methods of management, intellectual property, and other information utilized in connection with its business and necessary to conduct its business in an efficient manner. Except as set forth in the Digital Genesis Schedules, no Person has any right to, and Digital Genesis has not received any notice of, infringement of, or conflict with, asserted rights of others with respect to any marketing rights, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names, copyrights, or intellectual property, which, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse effect on its business, operations, financial condition, income, or business, or any material portion of its properties, assets, or rights. Notwithstanding the foregoing, no trademarks and service marks, including "Digital Genesis" are registered on either a federal or state level, no trademark searches have been performed, and there is no assurance that any of the marks are capable of being registered.

      Section 5.09 Tax Matters.

            (a) Digital Genesis has filed, or will have filed prior to the Closing, all Tax Returns that it was required to file as of the date of Closing. All such Tax Returns were correct and complete in all material respects. All Taxes owed by any of Digital Genesis (whether or not shown on any Tax Return) have been paid. Digital Genesis is not currently the beneficiary of any extension of time within which to file any Tax Return, except as disclosed in the Digital Genesis Schedules. No claim has ever been made by an authority in a jurisdiction where Digital Genesis does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of Digital Genesis that arose in connection with any failure (or alleged failure) to pay any Tax.

            (b) Digital Genesis has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person.

            (c) No Digital Genesis manager, member or officer (or employee responsible for Tax matters) of Digital Genesis reasonably expects any authority to assess against Digital Genesis any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax liability of Digital Genesis either (i) claimed or raised by an authority in writing or, (ii) as to which any of the Digital Genesis managers, members and officers (and employees responsible for Tax matters) of Digital Genesis have knowledge.

            (d) Digital Genesis has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

            (e) The unpaid Taxes of Digital Genesis (i) did not, as of the most recent balance sheet of Digital Genesis, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of said balance sheet, and (ii) do not exceed that reserve as adjusted for the passage of time through the date of Closing in accordance with the past custom and practice of Digital Genesis in filing its Tax Returns.

      Section 5.10 Litigation and Proceedings. Except as set forth in the Digital Genesis Disclosure Schedule, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of Digital Genesis, threatened by or against Digital Genesis or affecting its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. To the knowledge of Digital Genesis, there is no material default on the part of Digital Genesis with respect to any judgment, order, writ, injunction, decree, award, or ruling of any court, arbitrator, or governmental agency or instrumentality.

      Section 5.11 Contracts.

            (a) Except as included or described herein or in Part 5.11 of the Digital Genesis Disclosure Schedule, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Digital Genesis is a party or by which its properties are bound.

            (b) All contracts, agreements, franchises, license agreements, and other commitments to which Digital Genesis is a party or by which its properties are bound and which are material to its operations are, to the knowledge of Digital Genesis, valid and enforceable by Digital Genesis in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

            (c) Except as included or described in the Digital Genesis Disclosure Schedule or reflected in the April 30, 1998, balance sheet, Digital Genesis is not a party to any oral or written: (i) contract for the employment of any officer or employee which is not terminable on 30 days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which it is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate, do not exceed $10,000; (v) consulting or other similar contracts with an unexpired term of more than one year or providing for payments in excess of $5,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director; or (viii) contract, agreement, or other commitment involving payments by it of more than $5,000 in the aggregate.

      Section 5.12 Material Contract Defaults. Except as disclosed in Part 5.12 of the Digital Genesis Disclosure Schedule, to its knowledge, Digital Genesis is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to its business, operations, properties, assets, or business condition, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which it has not taken adequate Digital Genesis to prevent such a default from occurring.

      Section 5.13 Governmental Authorizations. Except as set forth in Part 5.13 of the Digital Genesis Disclosure Schedule, Digital Genesis has all licenses, franchises, permits, and other governmental authorizations, whether state or federal that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with the Securities Act and the Limited Liability Company Act, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Digital Genesis of this Agreement and the consummation by Digital Genesis of the transactions contemplated hereby.

      Section 5.14 Compliance With Laws and Regulations. Digital Genesis has complied with all applicable statutes and regulations of any country, state, provincial, municipal, or local governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect its business, operations, properties, assets, or business condition, and except to the extent non-compliance would not result in any material liability.

      Section 5.15 Insurance. All the insurable properties of Digital Genesis are insured in accordance with industry standards against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility. Notwithstanding the foregoing, Digital Genesis has not increased its insurance since its last renewal to reflect additional equipment acquired, and all of the property of Digital Genesis may not be covered under its existing policy.

      Section 5.16 Information. The information concerning Digital Genesis set forth in this Agreement and in the Digital Genesis Disclosure Schedule is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they are made, not misleading.

      Section 5.17 Assets. The Digital Genesis Assets constitute all of the assets that Digital Genesis has used to conduct its business operations.

                                   ARTICLE VI

                             DIGITAL GENESIS ASSETS

      Section 6.01 Acquisition of Assets from Digital Genesis. Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and agreements set forth herein, on the Closing Digital Genesis shall sell, convey, transfer, assign and put Video into possession of, and Video shall purchase from Digital Genesis, effective as of the Closing, all of Digital Genesis' right, title and interest in and to all of the Digital Genesis Assets as of the date hereof, including without limitation all assets used in connection with the operation of its business as listed on Schedule A attached hereto including without limitation:

            (a) the office furniture, equipment, computers and fixtures of Digital Genesis;

            (b) all computer software, programs and databases owned by Digital Genesis and any transferable computer software licensed by Digital Genesis from others;

            (c) all office supplies owned by Digital Genesis;

            (d) all client agreements and arrangements of Digital Genesis;

            (e) the equipment leases and other agreements, contracts and instruments of Digital Genesis;

            (f) all rights of Digital Genesis with respect to any of the temporary, permanent, leased or payrolled personnel;

            (g) all prepayments and deposits of Digital Genesis, including without limitation, security deposits under leases;

            (h) the name "Digital Genesis", all assumed names, logos, trademarks, service marks, domain names, trade names and copyrights and registrations and applications for registration of any of them, and any other intellectual property rights of Digital Genesis;

            (i) originals or true copies of all books and records of Digital Genesis pertaining to the assets referred to on Schedule A and in subparagraphs (a) through (h) above, as appropriate, including customer lists and credit files, and all those pertaining to the employees of Digital Genesis;

            (j) all permits, licenses, approvals and other governmental authorizations relating to the Digital Genesis and its business which are transferable to Video; and

            (k) any other assets that are used by Digital Genesis in connection with the operation of its business and that are not referred to in this
      Section 6.01 or on Schedule A, without limitation, telephone and facsimile numbers, internet and e-mail addresses, and the good will related to the business of Digital Genesis.

                                   ARTICLE VII
                             PLAN OF REORGANIZATION

      Section 7.01 Redemption of Video Shares. Prior to and as a condition to the Closing, Video shall redeem and cancel 450,000 restricted Video Shares. After giving effect to the redemption, Video shall have issued and outstanding 150,000 restricted Video Shares and 300,000 freely tradeable Video Shares.

      Section 7.02 Closing; Reorganization. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing:

            (a) (i) Digital Genesis will sell, transfer, convey, assign and deliver to Video, clear of all Security Interests, except as disclosed in
      Part 5.05 and Part 5.08 of the Digital Genesis Disclosure Schedule, all of Digital Genesis's right, title and interest in, to and under the Digital Genesis Assets and (ii) Video will issue to Digital Genesis 400,000 duly authorized, validly issued, fully paid and non-assessable Video Shares. At or subsequent to the Closing, Digital Genesis agrees to execute and deliver such bills of sale, assignments and other documents as are reasonably requested by Video to ensure the transfer of the Acquired Assets as contemplated hereby. Video shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, any liabilities of Digital Genesis whatsoever of any kind, character or description whatsoever (the "Retained Liabilities"). Digital Genesis shall discharge in a timely manner or shall make adequate provision for all of the Retained Liabilities, provided that Digital Genesis shall have the ability to contest, in good faith, any such claim of liability asserted in respect thereof by any Person other than Video and its Affiliates.

            (b) Each NetGateway Share issued and outstanding immediately prior to the Closing shall be exchanged for ten (10) duly authorized, validly issued, fully paid and nonassessable Video Shares.

            (c) Upon consummation of the transactions contemplated herein at the Closing, NetGateway shall become a wholly-owned subsidiary of Video.

      7.03 Directors and Officers. Unless otherwise agreed to in writing by the Parties hereto prior to the Closing, the directors and officers of Video immediately after the Closing shall be the individuals identified on Schedule B.

      7.04 Exchange of Certificates. At the Closing, the NetGateway Shareholders shall deliver to Video their respective and valid certificates representing all of their NetGateway Shares and Video shall issue and deliver to the NetGateway Shareholders in exchange therefor a certificate registered in the name of such holder representing the number of Video Shares that such holder has the right to receive pursuant to Section 7.02(b). Until surrendered as contemplated by this Section, each certificate for NetGateway Shares shall be deemed, from and after the Closing, to represent only the right to receive Video Shares hereunder. If any certificate for NetGateway Shares shall have been lost, stolen or destroyed, Video may, in its discretion and as a condition precedent to the issuance of any certificate representing Video Shares, require the owner of such lost, stolen or destroyed certificate to provide an appropriate affidavit of loss and indemnity agreement against any claim that may be made against Video with respect to such certificate. At the Closing, Video shall issue and deliver a certificate to Digital Genesis registered in its name representing the right to receive Video Shares pursuant to Section 7.02(a).

                                  ARTICLE VIII
                                SPECIAL COVENANTS

      Section 8.01 Stockholder Approval. Promptly following the execution of this Agreement, Video shall take all steps required to obtain Stockholder Approval of this Agreement and all transactions contemplated hereby. The execution of this Agreement by the NetGateway Shareholders, by the members of Digital Genesis shall constitute Stockholder Approval for NetGateway and for Digital Genesis of this Agreement and all transactions contemplated hereby.

      Section 8.02 Access to Properties and Records. Video, NetGateway and Digital Genesis will each afford to the officers and authorized representatives of the other(s) full access to its properties, books, and records in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to its business and properties as the other shall from time to time reasonably request.

      Section 8.03 Actions Prior to Closing.

            (a) From and after the date of this Agreement until the date of Closing and except as set forth in the Video Disclosure Schedule, the NetGateway Disclosure Schedule, or the Digital Genesis Disclosure Schedule, or as permitted or contemplated by this Agreement, the Parties hereto will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;
      (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

            (b) From and after the date of this Agreement until the date of Closing, none of the Parties hereto will: (i) make any change in its articles of incorporation, bylaws, articles of organization, or operating agreement as the case may be; (ii) take any action described in Section
      2.08 in the case of Video or Section 5.07 in the case of Digital Genesis (all except as permitted therein or as disclosed in Video Disclosure Schedule or Digital Genesis Disclosure Schedule); or (iii) enter into or amend any material contract, agreement, or other instrument of any of the types described in such Party's disclosure schedule.

      Section 8.04 Special Covenants and Representations Regarding Video Shares. The consummation of this Agreement and the transactions herein contemplated, including the issuance of Video Shares to the NetGateway Shareholders and Digital Genesis, constitutes the offer and sale of securities under the Securities Act and applicable state securities statutes. Such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the NetGateway and and Digital Genesis acquires such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, Video shall cause to be delivered to the NetGateway Shareholders and to Digital Genesis prior to the Closing disclosure documentation in form and substance satisfactory to Video regarding the terms of the Reorganization, the Parties, to ensure compliance with the applicable provisions of the Securities Act and applicable state law.

      Section 8.05 Indemnification.

            (a) Video and Video Majority Shareholder hereby agree to indemnify and hold harmless the other Parties and each of their respective officers, directors, managers and members from and after the date of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article II of this Agreement or any breach of any covenants set forth in this Agreement. The indemnification provided for in this Section 8.05(a) shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

            (b) NetGateway and Digital Genesis each agree to indemnify the other Parties and each of their respective officers, directors, managers and members as of the date of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under
      Article III of this Agreement in the case of NetGateway and Article V in the case of Digital Genesis or because of any breach by them of any covenants set forth in this Agreement. The indemnification provided for in this Section 8.05(b) shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

            (c) The NetGateway Shareholders each agree to indemnify the other Parties and each of their respective officers, directors, managers and members as of the date of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under
      Article IV of this Agreement provided, however, that in no event shall the liability of the NetGateway Shareholders hereunder exceed the dollar value of the Video Shares received by each of them as a result of the transactions contemplated by this Agreement. The indemnification provided for in this Section 8.05(c) shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

            (d) If any party entitled to indemnification under this Section 8.05 (the "Indemnified Party") shall receive notice or otherwise learn of the assertion by any other Person of any claim or of the commencement by any such Person or any action (a "Third Party Claim") with respect to which a party may be obligated to provide indemnification pursuant to this Section
      8.05 (the

      "Indemnifying Party"), such Indemnified Party shall give written notice thereof to the Indemnifying Party within ten (10) business days after becoming aware of such Third Party Claim (the "Indemnification Notice"); provided, however, that the failure of any Indemnified Party to give notice as provided in this Section 8.05 shall not relieve the Indemnifying Party of its obligations under this Section 8.05, as the case may be, except to the extent that the Indemnifying Party actually is prejudiced by such failure to give notice. Such notice shall describe the Third Party Claim in reasonable detail, and shall indicate the amount of the Damages that has been paid or reasonably expects to pay or incur (in accordance with GAAP) by such Indemnified Party. Thereafter, such Indemnified Party shall deliver to the Indemnifying Party within five (5) business days after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Third Party Claim (including court papers).

            (e) If, promptly after receipt by the Indemnifying Party of notice of any Third Party Claim as provided in Section 8.05(d), the Indemnifying Party shall give written notice to the Indemnified Party stating that it intends to assume the defense thereof, at its own cost, then the defense of such Third Party Claim, including selection of counsel reasonably satisfactory to the Indemnified Party, shall be by the Indemnifying Party and the Indemnified Party shall make no payment on such Third Party Claim as long as the Indemnifying Party is conducting a good faith and diligent defense. The Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request and shall cooperate with the Indemnifying Party in such defense. Notwithstanding the foregoing, the Indemnified Party shall at all times have the right to fully participate in such defense at its own expense directly or through counsel. If no such notice to assume the defense against a Third Party Claim is received by the Indemnified Party from the Indemnifying Party, the Indemnified Party shall, at the expense of the Indemnifying Party, undertake the defense of such Third Party Claim, with counsel selected by the Indemnified Party, and shall have the right to compromise or settle the same exercising reasonable judgment.

            (f) No Third Party Claim made against any Indemnified Party shall be settled without the prior written consent of the Indemnifying Party.

      Section 8.06 Third Person Consents and Agreements. The Parties agree to cooperate with each other in order to obtain any required third Person consents to this Agreement and the transactions herein contemplated.

      Section 8.07 Compliance with Section 351. Video agrees and covenants that it will take no action, including but not limited to issuance of additional shares of common stock of Video, which would cause the transactions contemplated by this Agreement to not qualify under Section 351 of the Internal Revenue Code.

      Section 8.08 Cancellation of Confidentiality Agreement. On the 28th day of May, 1998, NetGateway and Digital Genesis entered into a Confidentiality Agreement (the "Confidentiality Agreement"). It is hereby agreed that upon execution and delivery of this Agreement, the Confidentiality Agreement is canceled and shall be of no further force and effect.

      Section 8.09 Termination.

            (a) This Agreement may be terminated by the Board of Directors stockholders or the members of any Business Party at any time prior to the Closing if:

                  (i) there shall be any actual or threatened action or
            proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the mergers and reorganization contemplated by this Agreement;

                  (ii) any of the transactions contemplated hereby are
            disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such Board of Directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the mergers and reorganization;

                  (iii) there shall have been any change after the date of the latest balance sheet in the assets, properties, business, or financial condition of any Party, which could have a materially adverse affect on the value of the business of any Party, except any changes disclosed in the Schedules of any Party; or

                  (iv) the Parties shall fail to obtain the consents or waivers required of any third Person to consummate the transactions contemplated by this Agreement.

            In the event of termination pursuant to this Section 8.09(a) no obligation, right, or liability shall arise hereunder, and each Party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated; or

            (b) This Agreement may be terminated at any time prior to the Closing by action of the Board of Directors or members of any Business Party if any Party shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties contained herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this
      Section 8.09(b) this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, and each Party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

                                   ARTICLE IX

                                     CLOSING

      Section 9.01 Closing. The Closing of the transactions contemplated by this Agreement shall take place at the offices of NetGateway, 3780 Kilroy Airport Center, 2nd Floor, Long Beach, CA 90806 on June 2, 1998, or at such other place and on such other date as may be agreed to by the Parties.

      Section 9.02 Closing Events. At the Closing, each of the respective Parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all certificates, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. Notwithstanding the foregoing, any party shall have ten (10) business days from the date of Closing to supply any document required to be supplied at the Closing.

                                    ARTICLE X
                  CONDITIONS PRECEDENT TO OBLIGATIONS OF VIDEO

      The obligations of Video under this Agreement are subject to the satisfaction, at or before the date of Closing, of the following conditions:

      Section 10.01 Accuracy of Representations. The representations and warranties made by the other Parties in this Agreement were true when made and shall be true as of the date of Closing with the same force and effect as if such representations and warranties were made at and as of the date of Closing (except for changes therein permitted by this Agreement), and the other Parties shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. Video shall be furnished with certificates, signed by duly authorized officers of NetGateway and Digital Genesis dated the date of Closing, to the foregoing effect.

      Section 10.02 Performance of Covenants. Each covenant or obligation that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all respects.

      Section 10.03 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

      Section 10.04 Stockholder Approval. The Video Stockholders, the NetGateway Stockholders and the members of, as necessary, Digital Genesis shall have approved, if necessary, this Agreement and the transactions contemplated hereby.

      Section 10.05 Officer's Certificates. Video shall have been furnished with certificates dated the date of Closing signed by duly authorized officers of NetGateway and Digital Genesis to the effect that no litigation, proceeding, investigation, or inquiry is pending which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

      Section 10.06 No Material Adverse Change. Prior to the Closing, there shall not have occurred any material adverse change in the financial condition, business, or operations of NetGateway or Digital Genesis.

      Section 10.07 Good Standing. Video shall have received certificates of good standing from applicable states certifying that NetGateway and Digital Genesis are in good standing as corporations in such states.

      Section 10.08 Consents/ Agreements. Video, NetGateway and Digital Genesis shall have obtained any necessary third Person consents and agreements.

      Section 10.09 Dissenters' Rights. None of the holders of the outstanding securities of the Parties shall be entitled to dissenters' rights under Nevada Revised Statutes Sections 92A-300 - 92A-500.

      Section 10.10 Articles of Exchange. Articles of Exchange shall have been filed as required under Nevada Revised Statutes Sections 92A-200 and 92A-230.

      Section 10.11 Other Items. Video shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Video may reasonably request.

                                   ARTICLE XI

                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                         NETGATEWAY AND DIGITAL GENESIS

      The obligations of NetGateway, NetGateway Shareholders and Digital Genesis and their respective shareholders under this Agreement are subject to the satisfaction, at or before the date of Closing, of the following conditions:

      Section 11.01 Accuracy of Representations. The representations and warranties made by Video in this Agreement were true when made and shall be true as of the Closing with the same force and effect as if such representations and warranties were made at and as of the date of Closing (except for changes therein permitted by this Agreement), and Video shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Video prior to or at the Closing. NetGateway and Digital Genesis shall have been furnished with a certificate, signed by a duly authorized officer of Video and dated the date of Closing to the foregoing effect.

      Section 11.02 Performance of Covenants. Each covenant or obligation that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all respects.

      Section 11.03 No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

      Section 11.04 Stockholder Approval. The Video Stockholders, the NetGateway Stockholders and the members of, as necessary, Digital Genesis shall have approved, if necessary, this Agreement and the transactions contemplated hereby.

      Section 11.05 Officer's Certificate. NetGateway and Digital Genesis shall have been furnished with a certificate dated the date of Closing and signed by a duly authorized officer of Video to the effect that no litigation, proceeding, investigation, or inquiry is pending which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

      Section 11.06 No Material Adverse Change. Prior to the Closing, there shall not have occurred any material adverse change in the financial condition, business, or operations of Video.

      Section 11.07 Good Standing. NetGateway and Digital Genesis shall have received a certificate of good standing from the state of Nevada with respect to Video certifying that Video is in good standing as a corporation in the state of Nevada.

      Section 11.08 Consents. Video, NetGateway and Digital Genesis shall have obtained any necessary third person consents and agreements.

      Section 11.09 Dissenters' Rights. None of the holders of the outstanding securities of the Parties shall be entitled to dissenters' rights under Nevada Revised Statutes Sections 92A-300 - 92A-500.

      Section 11.10 Articles of Exchange. Articles of Exchange shall have been filed as required under Nevada Revised Statutes 92A-200 and 92A-230.

      Section 11.11 Other Items. NetGateway and Digital Genesis shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as NetGateway and Digital Genesis may reasonably request.

                                   ARTICLE XII
                                  MISCELLANEOUS

      Section 12.01 Brokers. The Parties agree that there were no finders or brokers involved in bringing the Parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. The Parties each agree to indemnify the others against any claim by any Person other than those described above for any commission, brokerage, or finders' fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the Indemnifying Party and such Person, whether express or implied from the actions of the Indemnifying Party.

      Section 12.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Nevada.

      Section 12.03 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

            If to Video, to:          Video Calling Card, Inc.
                                      Attn: Steve Utley
                                      766 Keswick Drive
                                      Sandy, Utah 94093

            If to NetGateway, to:     NetGateway

                                      Attn: Donald M. Corliss, Jr.
                                      3780 Kilroy Airport Center, 2nd Floor
                                      Long Beach, California 90806

            If to Digital Genesis to: Infobahn Technologies, LLC
                                      Attn: Jeff Crandell
                                      201 Wilshire Boulevard, Suite A-1
                                      Santa Monica, California 90401

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

      Section 12.04 Expenses; Attorneys' Fees. Each party to this Agreement shall bear and pay all fees, costs and expenses (including legal fees and accounting fees) that have been incurred or that are incurred in the future by such party in connection with the transactions contemplated by this Agreement, including all fees, costs and expenses incurred by such party in connection with or by virtue of (a) the investigation and review conducted by such party (or its representatives) with respect to the other party's business (and the furnishing of information to the other party and its representatives in connection with such investigation and review), (b) the negotiation, preparation and review of this Agreement and all agreements, certificates, opinions and other instruments and documents delivered or to be delivered in connection with the transactions contemplated by this Agreement, (c) the preparation and submission of any filing or notice required to be made or given in connection with any of the transactions contemplated by this Agreement, and the obtaining of all consents and governmental authorizations required to be obtained in connection with any of such transactions, and (d) the consummation of the transactions contemplated hereby. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the non-prevailing Party or Parties shall reimburse the prevailing Party or Parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

      Section 12.05 Further Assurances. Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

      Section 12.06 Time of Essence. Time is of the essence in this Agreement.

      Section 12.07 Remedies Cumulative; Specific Performance. The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

      Section 12.08 Waiver.

            (a) No failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

            (b) No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

      Section 12.09 Amendments. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all the parties hereto.

      Section 12.10 Severability. In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

      Section 12.11 Disclosure Schedules. The disclosure schedules shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Sections 2, 3, 4 or 5, as the case may be, and, unless otherwise specificall provided in such disclosure schedules, the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular representation and warranty set forth in the corresponding numbered or lettered section in Section 2, 3, 4 or 5, as the case may be, and shall not be deemed to relate to or to qualify any other representation or warranty.

      Section 12.12 Construction.

            (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

            (b) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

            (c) As used in this Agreement, the words "include" and "including" and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by words "without limitation."

            (d) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

      Section 12.13 Headings. The bold-faced section headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

      Section 12.14 Counterparts. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopies signatures of the other parties to this Agreement. The original signature pages shall be forwarded to NetGateway or its counsel and NetGateway and its counsel will provide all of the parties hereto with a copy of the entire Agreement.

      Section 12.15 Third Party Beneficiaries. This Agreement is solely between the Parties and except as specifically provided no director, officer, stockholder, employee, agent, independent contractor, or any other Person shall be deemed to be a third party beneficiary of this Agreement.

      Section 12.16 Entire Agreement. This Agreement, including the exhibits and schedules hereto, represents the entire agreement between the Parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the Parties. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their officers hereunto duly authorized, as of the date first above-written.

                                    VIDEO CALLING CARD, INC.,
                                    a Nevada corporation

                                    By:  /s/ Stephen B. Utley
                                        ---------------------------------
                                    Name:   Stephen B. Utley
                                    Title:  Secretary


                                    NETGATEWAY,
                                    a Nevada corporation

                                    By:  /s/ Keith D. Freedhoff
                                        ---------------------------------
                                    Name:   Keith D. Freedhoff
                                    Title:  Chariman/CCO

                                    INFOBAHN TECHNOLOGIES, LLC,
                                    a California limited liability company

                                    By:   James Miller
                                         --------------------------------
                                    Its:  CEO


                                    NETGATEWAY SHAREHOLDERS:
                                    (for purposes of Section 4.01 only)

                                    /s/ Keith D. Freedhoff
                                    -------------------------------------
                                    Keith D. Freadhoff

                                    /s/ Donald M. Corliss, Jr.
                                    -------------------------------------
                                    Donald M. Corliss, Jr.

                                    /s/ Robert D. Geringer
                                    -------------------------------------
                                    Robert D. Geringer

                                    /s/ Anna T. Brannon
                                    -------------------------------------
                                    Anna T. Brannon

                                    /s/ T. Jason Mayo
                                    -------------------------------------
                                    T. Jason Mayo

                                    -------------------------------------


                                    Frojen Advertising, Inc.
                                    By:    illegible
                                       ----------------------------------
                                    Its: President
                                       ----------------------------------

                                    /s/ Eric DeCastro
                                    -------------------------------------
                                    Eric DeCastro

                                    /s/ Mark Gallegly
                                    -------------------------------------
                                    Mark Gallegly

                                    /s/ David Bassett-Parkins
                                    -------------------------------------
                                    David Bassett-Parkins

                                    Vision Holding, a Cayman corporation

                                    By: /s/ Michael Howard
                                    -------------------------------------
                                    Name:   Michael Howard
                                    Title:  former nomineee as Director


                                    Steps, Inc.

                                    By: /s/ R. Scott Beebe
                                    -------------------------------------
                                    Name:   R. Scott Beebe
                                    Title:  Vice-President

                                    -------------------------------------
                                    Mike Khaled

                                    /s/ Eric Richardson
                                    -------------------------------------
                                    Eric Richardson

                                    /s/ Hanh Ngo
                                    -------------------------------------
                                    Hanh Ngo


                                    VIDEO MAJORITY SHAREHOLDER:
                                    (for purposes of Articles II and IX only)

                                    /s/ Stephen B. Utley
                                    -------------------------------------
                                    STEPHEN B. UTLEY

                                   Schedule A

                             Digital Genesis Assets

See attached spreadsheet listing Digital Genesis Assets.

                                   Schedule B

                         Directors and Officers of Video

Directors:

      Keith D. Freadhoff
      Donald M. Corliss, Jr.
      Scott Beebe

Officers:

      Chairman and CEO        Keith D. Freadhoff
      President               Donald M. Corliss, Jr.
      COO and CFO             David Bassett-Parkins
      Secretary               Anna T. Brannon

                           VIDEO DISCLOSURE SCHEDULES

2.08        Absence of Certain Changes:  None

2.09(c)     Tax Matters: None

2.11        Contracts: None

                         NETGATEWAY DISCLOSURE SCHEDULES

3.05        Capitalization:  None

3.06        Title:  None

            Keith D. Freadhoff           167,500
            Donald M. Corliss, Jr.        15,000
            Robert D. Geringer            15,000
            Anna T. Brannon               10,000
            T. Jason Mayo                 10,000
            Eric DeCastro                  5,000
            Mark Gallegly                  2,500
            Robert C. Frojen              10,000
            Mike Khaled                   40,000
            Eric Richardson               10,000
            Steps, Inc.                  100,000
            Vision Holdings              190,000
            David Bassett-Parkins         10,000
            Hanh Ngo                       5,000

                      DIGITAL GENESIS DISCLOSURE SCHEDULES

5.05        Title:  None

5.08        Title and Related Matters:  None

5.10        Litigation and Proceedings:  None

5.11        Contracts:  None

5.12        Material Contract Defaults:  None

5.13        Governmental Authorizations:  None